Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On January 31, 2017, the Partnership declared a distribution for the fourth quarter of 2016 of $0.3360 per unit. The cash distribution was paid on February 14, 2017.
In February 2017, the Partnership issued 380,220 common units to the Stichting Administratiekantoor VTTI ("the Foundation") to be used for long term incentive plan awards. In conjunction with the issuance of common units to the Foundation, our general partner, VTTI Energy Partners GP LLC, purchased 7,760 general partnership units to be settled in cash.
In February 2017, 97,275 restricted and 122,972 depositary and performance receipts respectively were granted under the Partnership's LTIP plan.
On March 2, 2017, the Partnership received a proposal from VTTI pursuant to which VTTI would acquire through a wholly owned subsidiary all publicly held common units of the Partnership in exchange for $18.75 per common unit. The proposed transaction is subject to the negotiation and approval of mutually satisfactory definitive documentation by the GP Board and the VTTI board of directors and the execution thereof by the parties thereto. If a definitive agreement is reached, the transaction will also require approval by at least a majority of the holders of outstanding common units (other than those common units held by VTTI and its affiliates) and subordinated units in the Partnership. The transaction is subject to customary closing conditions.

On April 25, 2017, the Partnership declared a distribution for the first quarter of 2017 of $0.3360 per unit. The cash distribution will be paid on May 12, 2017 to unitholders of record as of May 8, 2017.